EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Patrick J. Goodman, Senior Vice President and Chief Financial Officer of MidAmerican Energy Holdings Company (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

     (1) the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated:   March 31, 2003




                                    /s/ Patrick J. Goodman
                                    ----------------------
                                    Patrick J. Goodman
                                    Senior Vice President and Chief Financial
                                    Officer
                                    (chief financial officer)